UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 12, 2012

Wells Mid-Horizon Value-Added Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Changes in Officers of Wells Investment Management Company, LLC
On June 12, 2012, the board of directors of Wells Investment Management Company, LLC ("WIM"), the manager of Wells Mid-Horizon Value-Added Fund I, LLC (the "Registrant"), accepted Christopher D. Daniel's resignation as president of WIM and appointed Patricia T. Morris to serve as president of WIM effective immediately. The Registrant has no officers and directors; it operates under the direction of the board of directors of WIM, its manager, and relies on WIM's officers to perform officer functions for it.
In addition to serving as President of WIM, Patricia T. Morris is Managing Director of Asset Management for Wells Real Estate Funds, Inc. ("WREF"), a position she has held since 2008. WREF owns and controls WIM, and is an affiliate of the Registrant. As Managing Director of Asset Management for WREF, Ms. Morris oversees the asset management team responsible for Wells Core Office Income REIT, Inc., Wells Limited Partnerships, and Wells Tenant-in-Common/1031 exchange properties. This team is responsible for developing and implementing long-term investment strategies for each asset, performing due diligence on acquisition targets, executing value-added strategies, and positioning properties for sale. Ms. Morris has 25 years of experience in commercial real estate including portfolio and investment management, marketing and investment analysis. Prior to joining Wells in 2003, Ms. Morris served as Director of Asset Management and Portfolio Manager for Prudential Real Estate Investors, where she oversaw assets for the company's separate accounts in the Eastern United States. Prior to that, she served as Asset Manager for The Travelers Realty Investment Company, where she was responsible for managing a portfolio of assets in the Southeast. Ms. Morris received a Bachelor of Business Administration degree from the University of Mississippi and is a member of the National Association of Real Estate Investment Managers (NAREIM) and the National Association of Industrial and Office Properties (NAIOP).

Distribution Declaration
On June 12, 2012, the board of directors of WIM, the manager of the Registrant, declared a special distribution of $7,000,000 to investors of record as of June 30, 2012. Such distribution is expected to be paid in July 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

June 15, 2012		/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Principal Financial Officer, Senior Vice President, Secretary and Treasurer of Wells Investment Management Company, LLC